Helen of Troy Completes Acquisition of Olive & June, LLC EL PASO, TEXAS, December 16, 2024 – Helen of Troy Limited (NASDAQ: HELE), designer, developer, and worldwide marketer of branded consumer home, outdoor, beauty, and wellness products, today announced the successful completion of its previously announced acquisition of Olive & June, LLC (“the Acquisition”). Founded in 2013, Olive & June is an innovative, omni-channel nail care brand trailblazing the DIY nail revolution across all nail care categories: polish, artificial, tools, treatment, and care. Ms. Noel M. Geoffroy, Helen of Troy Chief Executive Officer, stated: “We are very excited to complete the acquisition of Olive & June, which complements our existing Beauty portfolio, broadens us beyond the Hair category, and adds a consumables business that is both high growth and high margin. This is a great example of us executing our strategic goal of Continuing Better Together M&A. Olive & June continues to earn outstanding industry recognition, including recently awarded Inc.’s 2024 Best In Business, Beauty Inc.’s Breakthrough Brand of the Year, Mass, and Glossy’s 2024 Beauty Brand of the Year. We look forward to working with Olive & June’s passionate associates and visionary leadership team to continue to drive its award-winning product innovation and unique consumer engagement model that makes salon quality home nail care available to everyone.” Helen of Troy continues to expect Olive & June’s calendar year 2024 net sales revenue to be approximately $92 million, and for the Acquisition to be immediately accretive to Helen of Troy’s revenue growth rate, gross profit margin, adjusted EBITDA margin(2), adjusted diluted EPS growth rate(3) and free cash flow conversion(4). A principal amount of $235.0 million was borrowed on a revolving basis under Helen of Troy’s Credit Agreement in connection with the closing of the Acquisition. The proceeds of the borrowing were used to pay the initial cash consideration of $229.4 million, net of cash acquired, which includes an estimated working capital adjustment and excludes the contingent cash consideration of up to $15.0 million subject to performance over 3 years. As of December 16, 2024, inclusive of the borrowings for the Acquisition, the Company has swapped an aggregate amount of $550.0 million, or 56.0% of its outstanding floating rate borrowings to an average fixed SOFR rate of 3.9% through February 2026. Helen of Troy’s pro forma net leverage ratio(5) is 3x at the time of closing. Helen of Troy intends to update its outlook for fiscal 2025 to include the incremental impact of Olive & June in conjunction with the third quarter earnings release on January 9, 2025. Non-GAAP Financial Measures The Company reports and discusses its operating results using financial measures consistent with accounting principles generally accepted in the United States of America (“GAAP”). To supplement its presentation, the Company discloses certain financial measures that may be considered non-GAAP such as EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted EPS, free cash flow conversion, and pro forma net leverage ratio. The Company is unable to present quantitative reconciliations of its forward-looking pro forma net leverage ratio and Olive & June’s forward-looking adjusted EBITDA to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP financial measures without unreasonable effort or expense. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Exhibit 99.1

Certain Defined Terms (1) Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, acquisition-related expenses, restructuring charges, and non-cash share-based compensation. (2) Adjusted EBITDA margin is defined as adjusted EBITDA divided by net sales revenue. (3) Adjusted Diluted EPS is defined as net income as reported under GAAP excluding the following items net of their applicable tax effects: acquisition-related expenses, Barbados tax reform, restructuring charges, amortization of intangible assets, and non-cash share-based compensation, as applicable, divided by the weighted average shares of common stock outstanding plus the effect of dilutive securities. (4) Free Cash Flow Conversion is defined as net cash provided by operating activities less capital and intangible asset expenditures divided by EBITDA (5) Pro forma net leverage ratio is defined as the estimated net debt at the end of fiscal 2025 after giving effect to the acquisition, divided by Helen of Troy’s estimated fiscal 2025 pre-acquisition adjusted EBITDA plus the estimated pro forma adjusted EBITDA of the acquisition for the equivalent time period post-closing, as defined by Helen of Troy’s applicable debt covenants. About Helen of Troy Limited Helen of Troy Limited (NASDAQ: HELE) is a leading global consumer products company offering creative products and solutions for its customers through a diversified portfolio of well-recognized and widely- trusted brands, including OXO, Hydro Flask, Osprey, Vicks, Braun, Honeywell, PUR, Hot Tools, Drybar, Curlsmith, Revlon, and Olive & June. All trademarks herein belong to Helen of Troy Limited (or its subsidiaries) and/or are used under license from their respective licensors. For more information about Helen of Troy, please visit http://investor.helenoftroy.com Forward-Looking Statements Certain written and oral statements made by the Company and subsidiaries of the Company may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This includes statements made in this press release, in other filings with the SEC, and in certain other oral and written presentations. Generally, the words “anticipates”, “assumes”, “believes”, “expects”, “plans”, “may”, “will”, “might”, “would”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “currently”, “continue”, “intends”, “outlook”, “forecasts”, “targets”, “reflects”, “could”, and other similar words identify forward-looking statements. All statements that address operating results, events or developments that the Company expects or anticipates may occur in the future, including statements related to sales, expenses, EPS results, and statements expressing general expectations about future operating results, are forward-looking statements and are based upon its current expectations and various assumptions. The Company believes there is a reasonable basis for these expectations and assumptions, but there can be no assurance that the Company will realize these expectations or that these assumptions will prove correct. Forward-looking statements are only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Accordingly, the Company cautions readers not to place undue reliance on forward-looking statements. The forward-looking statements contained in this press release should be read in conjunction with, and are subject to and qualified by, the risks described in the Company's Form 10-K for the year ended February 29, 2024, and in the Company's other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, the geographic concentration of certain United States (“U.S.”) distribution facilities which increases its risk to disruptions that could affect the Company's ability to deliver products in a timely manner, the occurrence of cyber incidents or failure by the Company or its third-party service providers to maintain cybersecurity and the integrity of confidential internal or customer data, a cybersecurity breach, obsolescence or interruptions in the operation of the Company's central global Enterprise Resource Planning systems and other peripheral information systems, the Company's ability to develop and introduce a continuing stream of innovative new products to meet changing consumer preferences, actions taken by large customers that may adversely affect the Company's gross profit and operating results, the Company's dependence on sales to several large customers and the risks associated with any loss of, or substantial decline in, sales to top customers, the Company's dependence on third-party manufacturers, most of which are located in Asia, and any inability to obtain products from such manufacturers, the Company's ability to deliver products to its customers in a timely manner and according to their fulfillment standards, the risks associated with trade barriers, exchange controls, expropriations, and other risks associated with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and events in the U.S. and abroad, and volatility in the global credit and financial markets and economy, the Company's dependence on the strength of retail economies and vulnerabilities to any prolonged economic downturn, including a downturn from the effects of macroeconomic conditions, any public health crises or similar conditions, risks associated with weather conditions, the duration and severity of the cold and flu season and other related factors, the Company's reliance on its Chief Executive Officer and a limited number of other key senior officers to operate its business, risks associated with the use of licensed trademarks from or to third parties, the Company's ability to execute and realize expected synergies from strategic business initiatives such as acquisitions, including Olive & June, divestitures and global restructuring plans, including Project Pegasus, the risks of potential changes in laws and regulations, including environmental, employment and health and safety and tax laws, and the costs and complexities of compliance with such laws, the risks associated with increased focus and expectations on climate change and other environmental, social and governance matters, the risks associated with significant changes in or the Company's compliance with regulations, interpretations or product certification requirements, the risks associated with global legal developments regarding privacy and data security that could result in changes to its business practices, penalties, increased cost of operations, or otherwise harm the business, the risks of significant tariffs or other restrictions being placed on imports from China, Mexico or Vietnam or any retaliatory trade measures taken by China, Mexico or Vietnam, the Company's dependence on whether it is classified as a “controlled foreign corporation” for U.S. federal income tax purposes which impacts the tax treatment of its non-U.S. income, the risks associated with legislation enacted in Bermuda and Barbados in response to the European Union's review of harmful tax competition, the risks associated with accounting for tax positions and the resolution of tax disputes, the risks associated with product recalls, product liability and other claims against the Company, and associated financial risks including but not limited to, increased costs of raw materials, energy and transportation, significant impairment of the Company's goodwill, indefinite-lived and definite-lived intangible assets or other long-lived assets, risks associated with foreign currency exchange rate fluctuations, the risks to the Company's liquidity or cost of capital which may be materially adversely affected by constraints or changes in the capital and credit markets, interest rates and limitations under its financing arrangements, and projections of product demand, sales and net income, which are highly subjective in nature, and from which future sales and net income could vary by a material amount. The Company undertakes no obligation to publicly update or revise any forward- looking statements as a result of new information, future events or otherwise.

Investor Contact: Helen of Troy Limited Anne Rakunas, Director, External Communications (915) 225-4841 ICR, Inc. Allison Malkin, Partner (203) 682-8200